American Century Capital Portfolios, Inc. Prospectus Supplement Mid Cap Value Fund Supplement dated August 1, 2017 ■ Prospectus dated July 31, 2017

The following replaces the Annual Fund Operating Expenses table on page 2 of the prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	Y	A	C	R	R5	R6
Management Fee	1.00%	0.80%	0.65%	1.00%	1.00%	1.00%	0.80%	0.65%
Distribution and Service (12b-1) Fees	None	None	None	0.25%	1.00%	0.50%	None	None
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.01%	0.81%	0.66%	1.26%	2.01%	1.51%	0.81%	0.66%
Fee Waiver[3]	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses After Waiver	0.96%	0.76%	0.61%	1.21%	1.96%	1.46%	0.76%	0.61%

[3]
The advisor has agreed to waive 0.05 percentage points of the fund’s management fee. The advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without approval of the Board of Directors.

The following replaces the Example table on page 3 of the prospectus.

	1 year	3 years	5 years	10 years
Investor Class	$98	$317	$554	$1,232
I Class	$78	$254	$445	$997
Y Class	$62	$207	$363	$818
A Class	$691	$948	$1,223	$2,005
C Class	$199	$627	$1,079	$2,331
R Class	$149	$473	$820	$1,796
R5 Class	$78	$254	$445	$997
R6 Class	$62	$207	$363	$818

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-93041 1708